UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22895

Capitol Series Trust

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code:	513-587-3400

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Guardian Dividend Growth Fund

Class I – DIVGX

Annual Report

April 30, 2021

Guardian Capital LP

Commerce Court West

199 Bay Street, Suite 3100

P.O. Box 201

Toronto, Ontario M5L 1E8

Telephone: (800)-968-2295

Portfolio Managers’ Letter to Shareholders (Unaudited)

Annual Commentary April 30, 2021

A year ago at this time marked the beginning of a global lockdown, a time when there was more uncertainty and worries about how the COVID-19 pandemic would unfold. At Guardian Capital LP, we are hopeful that a year from now our letter will be talking about the pandemic as a distant memory and that we have recovered to a more normal state of life. We hope everyone continues to be healthy and safe during this unprecedented health crisis and shock to not only financial markets but also our everyday life.

Though we hoped that it would never be needed, with the onset of the pandemic, we initiated a part of our Business Continuity Plan and adapted our practices to ensure we maintain our service capabilities without disruptions. From that standpoint, our operations, colleagues and clients have not experienced a disruption in business support and activities. The transition was and continues to be, seamless, thanks to the hard work, preparedness and dedication of our infrastructure teams and employees.

Guardian Dividend Growth Fund (the “Fund”) returned 30.4% (USD) in the 12 months ended April 30, 2021, underperforming the MSCI World Index, which returned 45.3%.

During the 12 months, the largest detractors of performance came from the Industrials and Financials sectors. Both sectors had strong absolute returns and our stocks in these sectors had positive absolute returns, however, they underperformed the relative returns of the benchmark. The Financials sector was one of the best-performing sectors over this most recent period during the rally of deep-value cyclicals. Negative stock selection, due to a position in MarketAxess Holdings and CME Group, and a negative allocation effect due to an underweight in this sector, both led to the underperformance. Within Industrials, the largest detractor to relative performance was a result of positions in Lockheed Martin and Wolters Kluwer.

Information Technology was the largest contributor to relative performance, due to positive stock selection from the positions in Lam Research, CDW, and Broadcom. A shift from underweight to an overweight in the Energy sector contributed positively to relative performance over the past 12 months, especially after Energy was the best-performing sector in Q1, 2021. Positions in Energy holding EOG Resources added a positive selection effect to the relative performance. The Fund had re-entered this sector in Q4, 2020, as our AI forecasts showed positive EPS reversals and the probability of dividend cuts severely declining in the Energy sector.

We have added to our Industrials, Materials, Financials and Energy sectors weights in the Fund over the last two quarters, as global growth prospects look strong for 2021, and our proprietary AI algorithms forecasting earnings growth and dividend growth are positive for the stocks purchased. These additions were funded by a decrease in weight in the Health Care, Consumer Staples and Communication Services sectors, which are considered more defensive sectors.

1

Portfolio Managers’ Letter to Shareholders (Unaudited) (continued)

Recovery of economic activities in the developed world continued, as growth rates in real gross domestic product for G7 countries are expected to be back in positive territory in 2021. Macroeconomic indicators such as consumer spending and employment data, in both Canada and the US, are improving, accompanied by soaring housing markets. The central banks in developed markets made no significant changes to their accommodative policy stance. Worldwide ultra-loose monetary conditions will likely continue for the near future, while the new US stimulus package also boosted optimistic sentiment in global stock markets. The steady rollout of vaccinations would likely facilitate a better-shaped reopening of economies and further stoke up the recovery. Concerns for rising US treasury yields and inflation, however, might pose challenges to the policymakers and global markets. The vaccine announcement at the beginning of November led to a rally of low-quality, deep-value stocks that had been hurt by COVID-19 closures. Negative earnings were one of the strongest-performing factors in this rally. The Fund lagged in this rally as it is a high-quality portfolio with strong earnings and dividend growth metrics.

Sincerely,

Guardian Capital LP

2

Investment Results (Unaudited)

Average Annual Total Returns(a) as of April 30, 2021

		Since Inception
	One Year	05/01/2019
Guardian Dividend Growth Fund
Class I	30.41%	14.25%
MSCI World Index(b)	45.33%	18.35%
		Expense Ratios(c)
		Class I
Gross		1.95%
With Applicable Waivers		0.96%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Guardian Dividend Growth Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 968-2295.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for less than one year are not annualized.

(b)	The MSCI World Index is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The performance of the index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees and expenses, whereas the Fund’s returns are shown net of fees. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The expense ratio, which includes acquired fund fees and expenses of 0.01%, is from the Fund’s prospectus dated August 28, 2020. Guardian Capital LP, the Fund’s adviser (the “Adviser”), has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 0.95% of the Fund’s average daily net assets through August 31, 2021 (the “Expense Limitation”). During any fiscal year that the Investment Advisory Agreement between the Adviser and the Capitol Series Trust (the “Trust”) is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may be terminated by the Board of Trustees (the “Board”) at any time. The Class I Shares expense ratio does not correlate to the corresponding ratio of expenses to average net assets included in the financial highlights section of this report, which reflects the operating expenses of the Fund, but does not include acquired fund fees and expenses. Additional information pertaining to the Fund’s expense ratios as of April 30, 2021, can be found in the financial highlights.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (800) 968-2295. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

3

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the

Guardian Dividend Growth Fund – Class I and the MSCI World Index.

The chart above assumes an initial investment of $10,000 made on May 1, 2019 (commencement of operations) and held through April 30, 2021. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 968-2295. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

4

Portfolio Illustration (Unaudited)

April 30, 2021

The following chart gives a visual breakdown of the Fund’s holdings as a percentage of net assets.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. The Fund’s portfolio holdings are available on the SEC’s website at http://www.sec.gov.

5

Guardian Dividend Growth Fund
Schedule of Investments
April 30, 2021

	Shares	Fair Value
COMMON STOCKS — 98.61%

Communications — 1.52%
TELUS Corp.	14,292	$296,476

Consumer Discretionary — 8.68%
Home Depot, Inc. (The)	1,502	486,152
LVMH Moet Hennessy Louis Vuitton SA - ADR	2,838	428,098
McDonald’s Corp.	1,727	407,710
Yum China Holdings, Inc.	5,815	365,880
		1,687,840
Consumer Staples — 8.66%
Costco Wholesale Corp.	1,581	588,274
Nestle S.A. - ADR	5,939	709,889
Unilever PLC - ADR	6,584	386,612
		1,684,775
Energy — 6.34%
EOG Resources, Inc.	6,546	482,047
Schlumberger NV	14,775	399,664
Total S.E. - ADR	7,953	352,159
		1,233,870
Financials — 9.60%
Allianz S.E.	1,800	468,173
AXA S.A.	13,700	387,371
ING Groep NV - ADR	35,281	449,480
Royal Bank of Canada	5,861	559,323
		1,864,347
Health Care — 7.05%
AstraZeneca PLC - ADR	8,878	471,155
Johnson & Johnson	2,505	407,639
Medtronic PLC	2,360	308,971
Novo Nordisk A/S - ADR	2,486	183,840
		1,371,605
Industrials — 10.74%
Exponent, Inc.	2,134	205,568
Illinois Tool Works, Inc.	1,319	303,977
Republic Services, Inc.	4,113	437,212
Rockwell Automation, Inc.	1,082	285,929
Schneider Electric SE - ADR	13,574	432,400
Waste Management, Inc.	3,061	422,326
		2,087,412

See accompanying notes which are an integral part of these financial statements.

6

Guardian Dividend Growth Fund
Schedule of Investments (continued)
April 30, 2021

	Shares	Fair Value
COMMON STOCKS — (continued)

Materials — 8.69%
Air Products & Chemicals, Inc.	2,476	$714,276
BHP Group Ltd. - ADR	6,677	485,819
Rio Tinto PLC - ADR	5,770	490,796
		1,690,891
Real Estate — 4.51%
Digital Realty Trust, Inc.	2,003	309,083
Medical Properties Trust, Inc.	25,763	568,074
		877,157
Technology — 31.44%
Accenture PLC, Class A	3,221	933,994
Apple, Inc.	7,575	995,810
Booz Allen Hamilton Holding Corp.	4,072	337,772
Broadcom, Inc.	2,142	977,180
CDW Corp.	2,695	480,600
Lam Research Corp.	1,017	630,998
MasterCard, Inc., Class A	1,071	409,186
Microsoft Corp.	3,779	952,988
Wolters Kluwer NV - ADR	4,375	395,194
		6,113,722
Utilities — 1.38%
American Water Works Co., Inc.	1,725	269,083
Total Common Stocks (Cost $14,733,526)		19,177,178

MONEY MARKET FUNDS — 1.29%
Morgan Stanley Institutional Liquidity Fund, Institutional Class, 0.01%(a)	251,535	251,535
Total Money Market Funds (Cost $251,535)		251,535

Total Investments — 99.90% (Cost $14,985,061)		19,428,713
Other Assets in Excess of Liabilities — 0.10%		20,096
NET ASSETS — 100.00%		$19,448,809

(a)	Rate disclosed is the seven day effective yield as of April 30, 2021.

ADR - American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

7

Guardian Dividend Growth Fund
Statement of Assets and Liabilities
April 30, 2021

Assets
Investments in securities at fair value (cost $14,985,061)	$19,428,713
Dividends receivable	36,373
Tax reclaims receivable	9,521
Prepaid expenses	6,095
Total Assets	19,480,702
Liabilities
Payable to Adviser	567
Payable to Administrator	13,110
Payable to auditors	3,700
Other accrued expenses	14,516
Total Liabilities	31,893
Net Assets	$19,448,809
Net Assets consist of:
Paid-in capital	$15,354,524
Accumulated earnings	4,094,285
Net Assets	$19,448,809
Shares outstanding (unlimited number of shares authorized, no par value)	1,533,286
Net asset value, offering and redemption price per share	$12.68

See accompanying notes which are an integral part of these financial statements.

8

Guardian Dividend Growth Fund
Statement of Operations
For the year ended April 30, 2021

Investment Income
Dividend income (net of foreign taxes withheld of 18,734)	$406,326
Total investment income	406,326
Expenses
Adviser	129,166
Administration	52,671
Legal	19,057
Audit and tax preparation	17,250
Trustee	15,453
Compliance services	14,000
Transfer agent	12,000
Registration	6,385
Custodian	6,062
Report printing	4,368
Pricing	1,264
Miscellaneous	21,449
Total expenses	299,125
Fees contractually waived and expenses reimbursed by Adviser	(135,107)
Net operating expenses	164,018
Net investment income	242,308
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	442,487
Net realized loss on foreign currency translations	(4,492)
Net change in unrealized appreciation of investment securities and foreign currency translations	3,872,282
Net realized and change in unrealized gain on investments	4,310,277
Net increase in net assets resulting from operations	$4,552,585

See accompanying notes which are an integral part of these financial statements.

9

Guardian Dividend Growth Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Period Ended
	April 30, 2021	April 30, 2020(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$242,308	$258,249
Net realized gain (loss) on investment securities transactions and foreign currency translations	437,995	(818,371)
Net change in unrealized appreciation of investment securities and foreign currency translations	3,872,282	572,079
Net increase in net assets resulting from operations	4,552,585	11,957
Distributions to Shareholders from Earnings:
Class I	(224,474)	(245,783)
Total distributions	(224,474)	(245,783)
Capital Transactions - Class I
Proceeds from shares sold	4,998	15,000,010
Reinvestment of distributions	162,721	186,795
Net increase in net assets resulting from capital transactions	167,719	15,186,805
Total Increase in Net Assets	4,495,830	14,952,979
Net Assets
Beginning of period	14,952,979	—
End of period	$19,448,809	$14,952,979
Share Transactions - Class I
Shares sold	424	1,500,001
Shares issued in reinvestment of distributions	14,370	18,491
Net increase in shares	14,794	1,518,492

(a)	For the period May 1, 2019 (commencement of operations) to April 30, 2020.

See accompanying notes which are an integral part of these financial statements.

10

Guardian Dividend Growth Fund – Class I
Financial Highlights
(For a share outstanding during each period)

	For the	For the
	Year Ended	Period Ended
	April 30, 2021	April 30, 2020(a)
Net asset value, beginning of period	$9.85	$10.00
Investment operations:
Net investment income	0.16	0.17
Net realized and unrealized gain (loss) on investments	2.82	(0.16)
Total from investment operations	2.98	0.01
Distributions from:
Net investment income	(0.15)	(0.16)
Total from distributions	(0.15)	(0.16)
Net asset value, end of period	$12.68	$9.85
Total Return(b)	30.41%	0.10	% (c)
Ratios/Supplemental Data:
Net assets, end of period (000 omitted)	$19,449	$14,953
Ratio of net expenses to average net assets	0.95%	0.95	% (d)
Ratio of expenses to average net assets before waiver and reimbursement	1.73%	1.94	% (d)
Ratio of net investment income to average net assets	1.40%	1.64	% (d)
Portfolio turnover rate	47%	29	% (c)

(a)	For the period May 1, 2019 (commencement of operations) to April 30, 2020.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

11

Guardian Dividend Growth Fund
Notes to the Financial Statements
April 30, 2021

NOTE 1. ORGANIZATION

The Guardian Dividend Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified series of Capitol Series Trust (the “Trust”) on April 15, 2019. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Guardian Capital LP (the “Adviser”). The investment objective of the Fund is to seek long-term capital appreciation and current income.

The Fund currently offers one class of shares, Class I. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Board.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments.

12

Guardian Dividend Growth Fund
Notes to the Financial Statements (continued)
April 30, 2021

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous two tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITs during the fiscal year, which may include return of capital, are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified among the components

13

Guardian Dividend Growth Fund
Notes to the Financial Statements (continued)
April 30, 2021

of net assets upon receipt of K-1’s. Discounts and premiums on fixed income securities are accreted or amortized over the life of the respective securities using the effective interest method.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, at least quarterly. The Fund intends to distribute its net realized long-term and short-term capital gains, if any, annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

14

Guardian Dividend Growth Fund
Notes to the Financial Statements (continued)
April 30, 2021

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/ or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the NAV of the Fund, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Fund relies on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds, exchange-traded notes, closed-end funds and preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities. Debt securities are valued using evaluated prices furnished by a pricing vendor selected by the Board and are generally classified as Level 2 securities.

In the event that market quotations are not readily available, the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Trust’s Valuation Committee, based on recommendations from a pricing committee comprised of certain officers of the Trust, certain employees of the Fund’s administrator, and representatives of the Adviser (together the “Pricing Review Committee”). These securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

15

Guardian Dividend Growth Fund
Notes to the Financial Statements (continued)
April 30, 2021

In accordance with the Trust’s Portfolio Valuation Procedures, the Pricing Review Committee, in making its recommendations with the Adviser’s participation, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to the Trust’s Fair Value Guidelines would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in accordance with the Trust’s Portfolio Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2021:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$19,177,178	$—	$—	$19,177,178
Money Market Funds	251,535	—	—	251,535
Total	$19,428,713	$—	$—	$19,428,713

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. ADVISER FEES AND OTHER TRANSACTIONS

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets.

16

Guardian Dividend Growth Fund
Notes to the Financial Statements (continued)
April 30, 2021

For the fiscal year ended April 30, 2021, the Adviser earned fees of $129,166 from the Fund before the waiver/reimbursement described below. At April 30, 2021, the Fund owed the Adviser $567.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) and expenses) do not exceed 0.95% of the Fund’s average daily net assets through August 31, 2021 (“Expense Limitation”). During any fiscal year that the Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement took effect and provided further that such recoupment can be achieved within the Expense Limitation currently in effect and the Expense Limitation in place when the waiver/reimbursement occurred. This expense cap agreement may be terminated by the Board at any time. As of April 30, 2021, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements in the amount as follows:

Recoverable through
April 30, 2023	$155,420
April 30, 2024	135,107

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Fund with administration, compliance, fund accounting and transfer agent services, including all regulatory reporting. For the fiscal year ended April 30, 2021, the Administrator earned fees of $52,671 for fund accounting and administration services, $14,000 for compliance services and $12,000 for transfer agent services. At April 30, 2021, the Fund owed the Administrator $13,110 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus non-voting capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees,” meaning those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, as amended, have each received an annual retainer of $1,000 per Fund and $500 per Fund for each quarterly in-person Board meeting. In addition, each Independent Trustee may be compensated for preparation related to and participation in any special meetings of the Board and/or any Committee of the Board, with

17

Guardian Dividend Growth Fund
Notes to the Financial Statements (continued)
April 30, 2021

such compensation determined on a case-by-case basis based on the length and complexity of the meeting. The Trust also reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings.

The officers and one trustee of the Trust are employees of the Administrator. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. The Distributor is a wholly-owned subsidiary of the Administrator.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended April 30, 2021, purchases and sales of investment securities, other than short-term investments, were $8,054,694 and $7,985,669, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended April 30, 2021.

NOTE 6. FEDERAL TAX INFORMATION

At April 30, 2021, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$4,451,927
Gross unrealized depreciation	(8,275)
Net unrealized appreciation/(depreciation) on investments	$4,443,652
Tax cost of investments	$14,985,061

The tax character of distributions paid for the fiscal years ended April 30, 2021 and April 30, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income(a)	$224,474	$245,783
Total distributions paid	$224,474	$245,783

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At April 30, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$21,699
Accumulated capital and other losses	(371,775)
Unrealized appreciation on investments	4,444,361
Total accumulated earnings	$4,094,285

18

Guardian Dividend Growth Fund
Notes to the Financial Statements (continued)
April 30, 2021

As of April 30, 2021, the Fund had available for tax purposes an unused capital loss carryforward of $371,775 of short-term capital losses with no expiration, which was available to offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 7. SECTOR RISK

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of April 30, 2021, the Fund had 31.44% its net assets invested in stocks within the Technology sector.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Effective on or about August 2, 2021, the Fund’s name will change to the Guardian Capital Dividend Growth Fund. In addition, effective with the 2021 audit cycle, the Fund’s fiscal year end will change from April 30th of each year to September 30th of each year.

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

19

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Guardian Dividend Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guardian Dividend Growth Fund (the “Fund”) (one of the funds constituting Capitol Series Trust (the “Trust”)), including the schedule of investments, as of April 30, 2021, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and the period from May 1, 2019 (commencement of operations) through April 30, 2020 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Capitol Series Trust) at April 30, 2021, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended and the period from May 1, 2019 (commencement of operations) through April 30, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles

20

Report of Independent Registered Public Accounting Firm (continued)

used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Capitol Series Trust investment companies since 2017.

Cincinnati, Ohio

June 24, 2021

21

Liquidity Risk Management Program (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The Program’s initial Report, which was presented to the Board for consideration at its meeting held on September 8, 2020, outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation. During the review period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the review period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

22

Summary of Fund Expenses — (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2020 through April 30, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

		Beginning	Ending
		Account Value	Account Value	Expenses Paid	Annualized
		November 1,	April 30,	During	Expense
		2020	2021	Period(a)	Ratio
Guardian Dividend Growth Fund
Class I	Actual	$1,000.00	$1,197.00	$5.18	0.95%

	Hypothetical(b)	$1,000.00	$1,020.08	$4.76	0.95%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

23

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2021 ordinary income dividends, 83% qualifies for the corporate dividends received deduction.

24

Trustees and Officers (Unaudited)

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is Walter B. Grimm, who is an Independent Trustee of the Trust.

Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78, death, resignation or removal. Officers are re-elected annually by the Board. The address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

As of the date of this report, the Trustees oversee the operations of 12 series.

Interested Trustee Background. The following table provides information regarding the Interested Trustee.

Name, (Age), Position with Trust,	Principal Occupation During
Term of Position with Trust	Past 5 Years and Other Directorships
David James* Birth Year: 1970 TRUSTEE Began Serving: March 2021

Principal Occupation(s): Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present).

Previous Position(s): Managing Director and Senior Managing Counsel, State Street Bank and Trust Company (2009 to 2018).

*	Mr. James is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributors.

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, (Age), Position with Trust,	Principal Occupation During
Term of Position with Trust	Past 5 Years and Other Directorships
John C. Davis Birth Year: 1952 TRUSTEE Began Serving: July 2018	Previous Position(s): Retired Partner of PricewaterhouseCoopers LLP (1974-2010); Consultant, Board of Trustees of Ultimus Managers Trust (2016 to 2019) and Former Trustee of Ultimus Managers Trust (2012 to 2016).
Walter B. Grimm Birth Year: 1945 TRUSTEE AND CHAIR Began Serving: November 2013	Principal Occupation(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); and President, Leigh Investments, Inc. (1988 to present) Board member, Boys & Girls Club of Coachella (2020 to present).

25

Trustees and Officers (Unaudited) (continued)

Name, (Age), Position with Trust,	Principal Occupation During
Term of Position with Trust	Past 5 Years and Other Directorships
Lori Kaiser Birth Year: 1963 TRUSTEE Began Serving: July 2018	Principal Occupation(s): Founder and CEO, Kaiser Consulting since 1992.
Janet Smith Meeks Birth Year: 1955 TRUSTEE Began Serving: July 2018

Principal Occupation(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel St. Ann’s Hospital (2006 to 2015).

Mary M. Morrow Birth Year: 1958 TRUSTEE Began Serving: November 2013

Principal Occupation(s): President, US Health Holdings (2020 to present).

Previous Position(s): President (2019 to 2020) and Chief Operating Officer (2018 to 2019), Dignity Health Managed Services Organization; Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (2016 to 2018); Vice President, Gateway Heath (2015 to 2016).

26

Trustees and Officers (Unaudited) (continued)

Officers. The following table provides information regarding the Officers.

Name, (Age), Position with Trust,	Principal Occupation During
Term of Position with Trust	Past 5 Years and Other Directorships
Matthew J. Miller Birth Year: 1976 PRESIDENT and CHIEF EXECUTIVE OFFICER Began Serving: September 2013 (as VP); September 2018 (as President)

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present); Vice President, Valued Advisers Trust (December 2011 to present).

Previous Position(s): Vice President, Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (2008 to December 2015).

Zachary P. Richmond Birth Year: 1980 TREASURER AND CHIEF FINANCIAL OFFICER Began Serving: August 2014

Principal Occupation(s): Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (February 2019 to present).

Previous Position(s): Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019); Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015).

Martin R. Dean Birth Year: 1963 CHIEF COMPLIANCE OFFICER Began Serving: May 2019

Principal Occupation(s): Senior Vice President, Head of Fund Compliance, Ultimus Fund Solutions, LLC (January 2016 to present).

Previous Position(s): Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (July 2013 to December 2015).

Paul Leone Birth Year: 1963 SECRETARY Began Serving: June 2021

Principal Occupation(s): Vice President and Senior Counsel, Ultimus Fund Solutions, LLC (2020 to present).

Previous Position(s): Managing Director, Leone Law Office, P.C. (2019 to 2020); and served in the roles of Senior Counsel – Distribution and Senior Counsel - Compliance, Empower Retirement/Great-West Life & Annuity Ins. Co. (2015 to 2019).

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 968-2295 to request a copy of the SAI or to make shareholder inquiries.

27

FACTS	WHAT DOES GUARDIAN DIVIDEND GROWTH FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■    Social Security number

■    account balances and account transactions

■    transaction or loss history and purchase history

■    checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (800) 968-2295

28

Who we are
Who is providing this notice?	Guardian Dividend Growth Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

■    open an account or deposit money

■    buy securities from us or sell securities to us

■    make deposits or withdrawals from your account or provide account information

■    give us your account information

■    make a wire transfer

■    tell us who receives the money

■    tell us where to send the money

■    show your government-issued ID

■    show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    sharing for affiliates’ everyday business purposes — information about your creditworthiness

■    affiliates from using your information to market to you

■    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Guardian Capital LP, the investment adviser to the Fund, could be deemed to be an affiliate.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■    The Fund does not share your personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund doesn’t jointly market.

29

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 968-2295 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Walter B. Grimm, Chairman
John C. Davis
David James
Lori Kaiser
Janet Smith Meeks
Mary M. Morrow

OFFICERS
Matthew J. Miller, Chief Executive Officer and President
Zachary P. Richmond, Chief Financial Officer and Treasurer
Martin R. Dean, Chief Compliance Officer
Paul Leone, Secretary

INVESTMENT ADVISER
Guardian Capital LP
199 Bay Street, Suite 3100
P.O. Box 201
Toronto, Ontario M5L 1E8

DISTRIBUTOR
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
221 East 4th Street, Suite 2900
Cincinnati, OH 45202

LEGAL COUNSEL
Bernstein Shur
100 Middle Street, 6th Floor
Portland, ME 04104

CUSTODIAN
Huntington National Bank
41 South High Street
Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC
Member FINRA/SIPC	Guardian AR-21

PORTFOLIO THERMOSTAT
FUNDS

Canterbury Portfolio Thermostat Fund
Institutional Shares – CAPTX

Annual Report

April 30, 2021

Canterbury Investment Management, LLC

23 East Cedar Street

Zionsville, Indiana 46077

(844) 838-2121

Portfolio Managers’ Letter to Our Shareholders (Unaudited)

April 30, 2021

What do All Investors Have in Common?

As the fiscal year for the Canterbury Portfolio Thermostat Fund (CAPTX or “the Fund”) comes to a close, we can look back on the previous year and discuss what an “unprecedented” time it was for the markets and daily life. I am sure at this point we are all exhausted by the term “unprecedented,” and to be frank, we should be exhausted. The fact is that investors felt like they had seen a lifetime of market events in the span of just a few short months and experienced a wide range of erratic emotion. It is not the first time this has happened, and it will not be the last.

Investor psychology is a funny thing. When analyzing investments, the process has typically been to review the markets and portfolio on an annual basis and create a box or make a judgement for that time horizon. By doing this, it can be difficult to examine any given portfolio management process over the course of a year and come to a reasonable conclusion as to what the best course of action is. The benefit of hindsight and the ability to compare often blinds investors to their overall goal of investing in the first place.

The goal of all investors has always been the same. They all want to achieve and maintain financial independence throughout the course of their lives and beyond. If we just look back on the past 10 years, it seems that making money in markets is easy. Yes, making money in a bull market can feel easy at times, but there are two parts to the equation: making money, but also keeping it. The last 10 years look very different from the 10 years that preceded it from 2000-2010. In those 10 years, investors made no money and experienced two different -50% plus declines in the equity markets. Today, the big question becomes “will the next 10 years look like the past 10 years, or will it look like the 10 years prior to that?”

Adaptive Portfolio Management

The investment management industry has been stuck. It has been stuck using the same old methods that have existed for 50 years. Even with several advancements in the areas of access to information, trading, reporting, and the creation of innovative products such as Exchange Traded Funds (ETFs), investors are employing the same old portfolio management methods and getting the same results. We are all familiar with the basic principle: buy a fixed allocation based on risk tolerance, hold through both good times and bad, and rebalance each year.

There is nothing innovative about the way most investment portfolios are managed. In fact, it is rather simple, archaic, and causes many headaches for investors. Yes, investors have made money during bull markets, but they continue to wonder “will my retirement portfolio be able to survive the next bear market decline?”

Adaptive Portfolio Management is an evolution in portfolio strategy. Contradictory to the traditional portfolio model, an adaptive portfolio is designed to be an evidence-based, systematic process that allows the portfolio to move in concert with changing market environments. Our homes utilize an adaptive system, the thermostat, to maintain a comfortable indoor environment regardless of external weather conditions. An adaptive portfolio management system works similar to the home thermostat, navigating dynamic market environments- bull or bear.

The Canterbury Portfolio Thermostat Fund (CAPTX)

The Canterbury Portfolio Thermostat Fund (“the Fund”) is an evolution in portfolio management. The Fund is an adaptive portfolio management process designed to create stability across all market environments. Its goal is to compound returns through maintaining low volatility in both bull markets and bear markets. The Fund uses a comprehensive system to adjust its holdings, asset allocation, and diversification based on today’s broad market environment.

Market and Portfolio Commentary April 2020-April 2021

Trading Anomalies and the March Decline

Simply reviewing the markets and investment portfolio over a 12-month time horizon is difficult. It does not always tell the whole story or paint the full picture. More importantly, it does not solidify how effective a process may or may not be moving forward. I want to begin this market and portfolio update segment by going back to February of 2020 and setup the events that would unfold over the next few months.

Canterbury Investment Management has an objective, robust process for identifying market environments and classifying them as either low risk (bull), high risk (bear), or rising/falling risk (transitional). If we go back to February of 2020 and examine the US equity markets, most indexes were sitting within range of new all-time highs, with low volatility, and therefore low risk. As an adaptive management process, the Fund was positioned for this type of environment, composed of mostly equities.

The events that followed in March of 2020 were erratic and out of nowhere. The market had been asleep and, in a lull, and proceeded to have a bucket of ice water poured over its head. The market woke up, had no idea where it was, nor where it wanted to be. The events that followed were an emotional rollercoaster for investors as the S&P 500 experienced a -30% plus decline in less than a month’s time. I want to again bring up that word we are all tired of hearing: “unprecedented.” To many investors, this market event was unprecedented; it had never happened before in the history of the markets. While that is true to a thin degree, markets do not usually repeat themselves, but they do often rhyme. While markets had never experienced a decline of that magnitude in such a short time frame coming out of a low volatility environment, it was just another example of a trading anomaly, and markets have experienced trading anomalies prior to March of 2020.

So, what is a trading anomaly? Let’s refer to the example of the market being asleep and then awoken by a bucket of ice water. You wake up cold, wet, and startled. For a moment, you have no idea where you are or what has just happened, and your emotions are at a high. It takes a few moments to get your bearings before you begin to act rational again. Trading anomalies are emotional, but also short-lived. Trading anomalies are not a bear market. Bear markets take time to develop, and an even longer time to gain back the investment that was lost.

The Canterbury Portfolio Thermostat Fund has a process for dealing with trading anomalies. While the goal of the Fund is to maintain an efficient portfolio through varying market environments, during a trading anomaly the portfolio needs to have a period of inefficiency. Trading anomalies are like the stretching of a rubber band, the further and faster you stretch the rubber band, the harder and quicker it will snap back. Because the markets went from a low volatility environment, straight into a highly emotional one, the Fund was positioned holding many equities, but could not make the portfolio efficient immediately, knowing that there would be a kickback rally which would regain at least 40-50% of the overall decline. The worst portfolio management decision that can be made during a trading anomaly is to try and exit equity positions near the bottom and get left “holding the bag” as the markets kickback.

The Markets kickback

Just as quickly as the markets declined -30% plus, they began to snap back. For most equity markets, the bottom occurred on March 23rd, prior to the worst of the coronavirus news coming to fruition—most US schools had not even closed yet. Over the next 17 trading days, the S&P 500 regained 50% of what it had previously lost. At this point in mid-April 2020, the market was still highly volatile and highly irrational, but had experienced a kickback rally as most erratic markets do. To adjust for the highly volatile environment, CAPTX made the necessary adjustments to stabilize the portfolio following the kickback, knowing that highest probability and most likely scenario would be for the markets to go back and retest the lows. As an example of the stability, Canterbury defines an “outlier” day as one beyond +/-1.50%. From April 17th through the end of the calendar year, the stabilized CAPTX only experienced 4 outlier days, while the S&P 500 experienced 34, or 1 out of every 5 trading days.

When it comes to investing, the concept of “20/20 hindsight” often comes into play. Investors tend to have short memories. We know now that the markets did rally back to new highs. That being said, the Fund made the correct decisions for dealing with the trading anomaly and type of environment that followed. The Fund participated in that rally off of the market lows, stabilized the portfolio and went up with the market at a much more stable pace—it was still a highly emotional environment. Given not only the emotion in the markets, but also the events in the news, very few would predict that markets would rally back. The Fund had to put defense on and create a stable, efficient portfolio that combated with the erratic market. As volatility began to decline, the Fund made adjustments to both its asset allocation and diversification to reflect a more equity-friendly environment.

Throughout the events that took place in the markets in 2020, one factor stayed consistent: technology was the leader. While many equity sectors struggled even as the markets bounced back, technology carried most major indexes. In fact, technology-related stocks now make up 40% of the S&P 500’s market capitalization. This is the largest percentage that technology-related stocks have made up in the market since 2000, prior to the technology crash. The closest any other sector has been to that large of a market capitalization was financials at 25%, prior to the financial crisis. Technology stocks, as a whole, doubled in value from their March lows to a year later. It is looking as if the technology sector is yet again in a bubble. The question now becomes when will that bubble burst?

Where We Stand Today

From a portfolio management perspective, the Fund cannot be like an equity index and put 40% of its allocation into technology. That would not be prudent risk management. This is where it becomes difficult to draw any meaningful conclusions about a portfolio compared to market indexes. The timeline for an investor is the rest of their life, and even beyond that. Making money means nothing if you cannot keep it. While technology stocks led many fixed investment portfolios to perform well over the last year, there is no reason to believe that those fixed allocations will be able to withstand the impact of a true bear market, which has not been seen in the last 10 years and is probably long overdue.

So far in the calendar year 2021, the market behavior has begun to shift. While technology has seemingly carried the market indexes for the last 10 years, it is now starting to lag. As of April 30th, 2021 technology and consumer discretionary (which contains heavy allocations to Amazon and Tesla, both tech-related) rank near the bottom of the 11 sectors. So far this year, technology stocks have underperformed relative to other market sectors.

Over the past three years, markets have seen two trading anomalies and have largely been technology driven. These two trading anomalies, one from late 2018 and another last year, could be the foreshocks that occur right before an earthquake. Technology stocks have seen a parabolic rise over the last 10 years, eerily similar to the rise they saw in the late 1990’s prior to the tech crash. Will the next 10 years look like the last 10 years? Or will they be much more volatile?

The Fund is an adaptive portfolio management process. It was designed to create an efficient portfolio across all market environments- bull or bear. In the last 10 years, particularly over the life of the Fund, we have only seen a bull market. The Fund has participated and benefited in that bull market, but was also designed to create stability amongst instability, and achieve the benefits of compounded returns, in order to keep investors financially independent for the course of their lives and beyond.

Tom Hardin & Brandon Bischof

Investment Results (Unaudited)

Average Annual Total Returns(a) as of April 30, 2021

			Since
			Inception
	One Year	Three Year	(8/2/16)
Canterbury Portfolio Thermostat Fund, Institutional Shares	23.80%	4.54%	5.56%
MSCI World Index (b)	46.01%	14.71%	14.82%

Expense Ratios(c)
Institutional
Shares
Total Annual Operating Expenses	2.00%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Canterbury Portfolio Thermostat Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (844) 838-2121.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods and exclude the redemption fee. If such fee reductions had not occurred, the quoted performance would have been lower.

(b)	The MSCI World Index is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The performance of the index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The expense ratio is from the Fund’s prospectus dated August 28, 2020. The Institutional Shares expense ratio does not correlate to the corresponding ratio of expenses to average net assets included in the financial highlights section of this report, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. Additional information pertaining to the Fund’s expense ratios as of April 30, 2021, can be found in the financial highlights.

Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Canterbury Portfolio

Thermostat Fund - Institutional Shares, and the MSCI World Index.

The chart above assumes an initial investment of $10,000 made on August 2, 2016 (commencement of operations) and held through April 30, 2021. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (844) 838-2121. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Portfolio Illustration (Unaudited)

April 30, 2021

The following chart gives a visual breakdown of the Fund’s holdings as a percentage of net assets.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

Canterbury Portfolio Thermostat Fund
Schedule of Investments

April 30, 2021

		Fair
	Shares	Value
EXCHANGE-TRADED FUNDS — 96.03%
Communication Services Select Sector SPDR® Fund	14,980	$1,169,189
Financial Select Sector SPDR® Fund	49,485	1,794,326
Global X SuperDividend ETF	92,030	1,302,225
Industrial Select Sector SPDR® Fund	11,530	1,175,253
Invesco CurrencyShares Canadian Dollar Trust*	25,985	2,076,462
Invesco S&P 500® Equal Weight ETF	11,900	1,764,532
iShares 20+ Year Treasury Bond ETF	13,355	1,851,537
iShares MSCI EAFE ETF	14,770	1,153,685
SPDR® Portfolio S&P 500® Value ETF	34,150	1,343,461
SPDR® S&P® MidCap 400 ETF Trust	3,700	1,837,346
Vanguard Real Estate ETF	14,130	1,400,000
		16,868,016
Total Exchange-Traded Funds (Cost $15,624,412)		16,868,016

MONEY MARKET FUNDS — 4.16%
Morgan Stanley Institutional Liquidity Government Portfolio - Institutional Class, 0.03%(a)	731,541	731,541
Total Money Market Funds (Cost $731,541)		731,541

Total Investments — 100.19% (Cost $16,355,953)		17,599,557
Liabilities in Excess of Other Assets — (0.19)%		(33,861)
NET ASSETS — 100.00%		$17,565,696

*	Non-income producing security.

(a)	Rate disclosed is the seven day effective yield as of April 30, 2021.

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

Canterbury Portfolio Thermostat Fund
Statement of Assets and Liabilities

April 30, 2021

Assets
Investments in securities at fair value (cost $16,355,953)	$17,599,557
Dividends receivable	16
Prepaid expenses	14,818
Total Assets	17,614,391
Liabilities
Payable for fund shares redeemed	11,975
Payable to Adviser	13,077
Payable to Administrator	6,718
Payable to trustees	150
Payable to auditors	4,400
Other accrued expenses	12,375
Total Liabilities	48,695
Net Assets	$17,565,696
Net Assets consist of:
Paid-in capital	15,044,545
Accumulated earnings	2,521,151
Net Assets	$17,565,696
Institutional Shares
Shares outstanding (unlimited number of shares authorized, no par value)	1,416,819
Net asset value, offering and redemption price per share(a)	$12.40

(a)	Subject to certain exceptions, a 2.00% redemption fee is imposed upon shares redeemed within 90 calendar days of their purchase.

See accompanying notes which are an integral part of these financial statements.

Canterbury Portfolio Thermostat Fund
Statement of Operations

For the year ended April 30, 2021

Investment Income
Dividend income	$217,043
Total investment income	217,043
Expenses
Adviser	200,806
Registration	31,240
Administration	30,000
Fund accounting	27,500
Legal	21,125
Transfer agent	20,000
Audit and tax preparation	16,950
Trustee	14,448
Printing	10,732
Compliance Services	6,000
Custodian	5,000
Insurance	2,542
Pricing	454
Interest expense	23
Miscellaneous	28,987
Total expenses	415,807
Fees contractually waived by Adviser	(37,002)
Net operating expenses	378,805
Net investment loss	(161,762)
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	3,362,319
Net change in unrealized appreciation of investment securities	1,308,599
Net realized and change in unrealized gain on investments	4,670,918
Net increase in net assets resulting from operations	$4,509,156

See accompanying notes which are an integral part of these financial statements.

Canterbury Portfolio Thermostat Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2021	April 30, 2020
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$(161,762)	$151,557
Net realized gain (loss) on investment securities transactions	3,362,319	(1,616,138)
Net change in unrealized appreciation (depreciation) of investment securities	1,308,599	(1,402,039)
Net increase (decrease) in net assets resulting from operations	4,509,156	(2,866,620)
Distributions to Shareholders – Institutional Shares
From earnings	(10,860)	(343,660)
From return of capital	—	(33,986)
Total Distributions to Shareholders	(10,860)	(377,646)
Capital Transactions - Institutional Shares
Proceeds from shares sold	4,095,903	15,546,221
Reinvestment of distributions	10,860	377,646
Amount paid for shares redeemed	(18,357,443)	(14,549,470)
Proceeds from redemption fees(a)	14,758	20,265
Total Capital Transactions - Institutional Shares	(14,235,922)	1,394,662
Total Decrease in Net Assets	(9,737,626)	(1,849,604)
Net Assets
Beginning of year	$27,303,322	$29,152,926
End of year	$17,565,696	$27,303,322
Share Transactions - Institutional Shares
Shares sold	378,204	1,389,575
Shares issued in reinvestment of distributions	1,081	33,573
Shares redeemed	(1,686,876)	(1,323,619)
Total Share Transactions - Institutional Shares	(1,307,591)	99,529

(a)	Subject to certain exceptions, a 2.00% redemption fee is imposed upon shares redeemed within 90 calendar days of their purchase.

See accompanying notes which are an integral part of these financial statements.

Canterbury Portfolio Thermostat Fund - Institutional Shares
Financial Highlights

(For a share outstanding during each period)

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
	2021	2020	2019	2018	2017(a)
Selected Per Share Data
Net asset value, beginning of period	$10.02	$11.11	$11.15	$10.54	$10.00
Income from investment operations:
Net investment income (loss)	(0.12)	0.05	0.03	0.06	0.04
Net realized and unrealized gain (loss) on investments	2.49	(1.01)	0.06	0.65	0.54
Total from investment operations	2.37	(0.96)	0.09	0.71	0.58
Less distributions to shareholders from:
Net investment income	— (b)	(0.05)	(0.03)	(0.07)	(0.04)
Net realized gains	—	(0.08)	(0.12)	(0.04)	—
Return of capital	—	(0.01)	—	—	—
Total from distributions	— (b)	(0.14)	(0.15)	(0.11)	(0.04)
Paid-in capital from redemption fees	0.01	0.01	0.02	0.01	—
Net asset value, end of period	$12.40	$10.02	$11.11	$11.15	$10.54
Total Return(c)	23.80%	(8.69)%	1.07%	6.85%	5.86	% (d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$17,566	$27,303	$29,153	$35,051	$14,784
Ratio of expenses to average net assets before expense waiver	1.86%	1.61%	1.53%	1.73%	2.98	% (e)
Ratio of expenses to average net assets after expense waiver	1.69%	1.30%	1.30%	1.30%	1.30	% (e)
Ratio of net investment income (loss) to average net assets after expense waiver	(0.72)%	0.51%	0.25%	0.54%	0.63	% (e)
Portfolio turnover rate	160%	206%	185%	116%	92	% (d)

(a)	For the period August 2, 2016 (commencement of operations) to April 30, 2017.

(b)	Rounds to less than $0.005 per share.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions. Excludes redemption fees.

(d)	Not annualized.

(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.

Canterbury Portfolio Thermostat Fund
Notes to the Financial Statements
April 30, 2021

NOTE 1. ORGANIZATION

The Canterbury Portfolio Thermostat Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified series of Capitol Series Trust (the “Trust”) on December 17, 2015. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Canterbury Investment Management, LLC (the “Adviser”). The investment objective of the Fund is to seek long-term risk-adjusted growth. The Fund attempts to achieve its investment objective utilizing broadly diversified liquid securities traded on major exchanges, primarily exchange-traded funds (“ETFs”). The Fund’s portfolio is structured primarily as a “fund of funds.” The Fund will invest in any debt, equity, and alternative security deemed appropriate and necessary to improve the portfolio’s composition, exposure to which is obtained through the use of ETFs.

The Fund currently offers one class of shares, Institutional Shares. The Fund’s Investor Shares have been approved by the Board, but are not yet available for purchase and are not being offered at this time. The Fund’s Institutional Shares commenced operations on August 2, 2016. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Board. Both share classes impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Canterbury Portfolio Thermostat Fund
Notes to the Financial Statements (continued)
April 30, 2021

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, at least quarterly. The Fund intends to distribute its net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the

Canterbury Portfolio Thermostat Fund
Notes to the Financial Statements (continued)
April 30, 2021

components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

For the fiscal year ended April 30, 2021, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Accumulated
Paid-In Capital	Earnings (Deficit)
$(95,863)	$95,863

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Canterbury Portfolio Thermostat Fund
Notes to the Financial Statements (continued)
April 30, 2021

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the NAV of the Fund, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Fund relies on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds, exchange-traded notes, closed-end funds and preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities.

In the event that market quotations are not readily available, the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Trust’s Valuation Committee, based on recommendations from a pricing committee comprised of certain officers of the Trust, certain employees of the Fund’s administrator, and representatives of the Adviser (together the “Pricing Review Committee”). These securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s Portfolio Valuation Procedures, the Pricing Review Committee, in making its recommendations with the Adviser’s participation, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to the Trust’s Fair Value Guidelines would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value

Canterbury Portfolio Thermostat Fund
Notes to the Financial Statements (continued)
April 30, 2021

pricing is permitted if, in accordance with the Trust’s Portfolio Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2021:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$16,868,016	$—	$—	$16,868,016
Money Market Funds	731,541	—	—	731,541
Total	$17,599,557	$—	$—	$17,599,557

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.90% of the Fund’s average daily net assets. For the fiscal year ended April 30, 2021, the Adviser earned fees of $200,806 from the Fund, before the waiver described below. At April 30, 2021, the Fund owed the Adviser $13,077.

Prior to September 1, 2020, the Adviser had contractually agreed to waive its management fee and/ or reimburse expenses so that total annual operating expenses for the Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) did not exceed 1.30% of the average daily net assets of the Fund’s Institutional Shares through August 31, 2020 (the “Expense Limitation”). The Adviser decided not to renew the aforesaid Expense Limitation. As a result, the Adviser is not entitled to recoup any fees that were previously waived, or expenses that were previously reimbursed, pursuant to the previously effective Expense Limitation.

Canterbury Portfolio Thermostat Fund
Notes to the Financial Statements (continued)
April 30, 2021

The Trust retains Ultimus Asset Services, LLC (the “Administrator”) to provide the Fund with administration, accounting, transfer agent and compliance services, including all regulatory reporting. For the fiscal year ended April 30, 2021, the Administrator earned fees of $30,000 for administration services, $27,500 for fund accounting services, $6,000 for compliance services and $20,000 for transfer agent services. At April 30, 2021, the Fund owed the Administrator $6,718 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus non-voting capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees,” meaning those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, as amended, have each received an annual retainer of $1,000 per Fund and $500 per Fund for each quarterly in-person Board meeting. In addition, each Independent Trustee may be compensated for preparation related to and participation in any special meetings of the Board and/or any Committee of the Board, with such compensation determined on a case-by-case basis based on the length and complexity of the meeting. The Trust also reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings.

The officers and one trustee of the Trust are employees of the Administrator. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. The Distributor is a wholly-owned subsidiary of the Administrator.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended April 30, 2021, purchases and sales of investment securities, other than short-term investments, were $33,613,135 and $47,567,971, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended April 30, 2021.

NOTE 6. FEDERAL TAX INFORMATION

At April 30, 2021, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$1,265,093
Gross unrealized depreciation	(21,489)
Net unrealized appreciation/(depreciation) on investments	$1,243,604
Tax cost of investments	$16,355,953

Canterbury Portfolio Thermostat Fund
Notes to the Financial Statements (continued)
April 30, 2021

The tax character of distributions paid for the fiscal years ended April 30, 2021 and April 30, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$—	$134,331
Long-term capital gains	10,860	209,329
Tax return of capital	—	33,986
Total distributions paid	$10,860	$377,646

At April 30, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed long-term capital gains	$1,349,170
Accumulated capital and other losses	(71,623)
Unrealized appreciation on investments	1,243,604
Total accumulated earnings	$2,521,151

Under current tax law, net investment losses after December 31 and capital losses realized after October 31 of the Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had qualified late year ordinary losses of $71,623.

NOTE 7. INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund may invest a significant portion of its assets in shares of one or more investment companies, including ETFs, open-end mutual funds and money market mutual funds. The Fund will incur additional indirect expenses (acquired fund fees and expenses) to the extent it invests in shares of other investment companies. As of April 30, 2021, the Fund had 96.03% of the value of its net assets invested in ETFs. The financial statements of these ETFs and open-end mutual funds can be found at www.sec.gov.

NOTE 8. COMMITMENTS AND CONTIGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Canterbury Portfolio Thermostat Fund
Notes to the Financial Statements (continued)
April 30, 2021

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of
Trustees of Canterbury Portfolio Thermostat Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Canterbury Portfolio Thermostat Fund (the “Fund”) (one of the funds constituting Capitol Series Trust (the “Trust”)), including the schedule of investments, as of April 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each four years in the period then ended and the period from August 2, 2016 (commencement of operations) through April 30, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Capitol Series Trust) at April 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each four years in the period then ended and the period from August 2, 2016 (commencement of operations) through April 30, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Capitol Series Trust investment companies since 2017.

Cincinnati, Ohio

June 24, 2021

Liquidity Risk Management Program (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The Report outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation and was presented to the Board for consideration at its meeting held on September 8, 2020. During the review period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the review period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2020 through April 30, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

		Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period(a)	Annualized Expense Ratio
Canterbury Portfolio Thermostat Fund
Institutional Class	Actual	$1,000.00	$1,208.60	$10.93	2.00%

	Hypothetical(b)	$1,000.00	$1,014.89	$9.97	2.00%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 0% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2021 ordinary income dividends, 0% qualifies for the corporate dividends received deduction.

For the year ended April 30, 2021, the Fund designated $10,860 as long-term capital gain distributions.

Trustees and Officers (Unaudited)

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is Walter B. Grimm, who is an Independent Trustee of the Trust.

Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78, death, resignation or removal. Officers are re-elected annually by the Board. The address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

As of the date of this report, the Trustees oversee the operations of 12 series.

Interested Trustee Background. The following table provides information regarding the Interested Trustee.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David James* Birth Year: 1970 TRUSTEE Began Serving: March 2021	Principal Occupation(s): Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present).

Previous Position(s): Managing Director and Senior Managing Counsel, State Street Bank and Trust Company (2009 to 2018).

*	Mr. James is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributors.

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
John C. Davis Birth Year: 1952 TRUSTEE Began Serving: July 2018	Previous Position(s): Retired Partner of PricewaterhouseCoopers LLP (employed 1974-2010); Consultant, Board of Trustees of Ultimus Managers Trust (2016 to 2019) and Trustee of Ultimus Managers Trust (2012 to 2016).

Walter B. Grimm Birth Year: 1945 TRUSTEE AND CHAIR Began Serving: November 2013	Principal Occupation(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); and President, Leigh Investments, Inc. (1988 to present).

Lori Kaiser Birth Year: 1963 TRUSTEE Began Serving: July 2018	Principal Occupation(s): Founder and CEO, Kaiser Consulting since 1992.

Janet Smith Meeks Birth Year: 1955 TRUSTEE Began Serving: July 2018	Principal Occupation(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel St. Ann’s Hospital (2006 to 2015).

Trustees and Officers (Unaudited) (continued)

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Mary M. Morrow Birth Year: 1958 TRUSTEE Began Serving: November 2013	Principal Occupation(s): President, US Health Holdings (2020 to present).

Previous Position(s): President (2019 to 2020) and Chief Operating Officer (2018 to 2019), Dignity Health Managed Services Organization; Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (2016 to 2018); Vice President, Gateway Heath (2015 to 2016).

Officers. The following table provides information regarding the Officers.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Matthew J. Miller Birth Year: 1976 PRESIDENT and CHIEF EXECUTIVE OFFICER Began Serving: September 2013 (as VP); September 2018 (as President)	Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present); Vice President, Valued Advisers Trust (December 2011 to present).

Previous Position(s): Vice President, Capitol Series Trust (September 2013 to March 2017); Chief Executive Officer and President, Capitol Series Trust (March 2017 to March 2018); Secretary, Capitol Series Trust (March 2018 to September 2018).

Zachary P. Richmond Birth Year: 1980 TREASURER AND CHIEF FINANCIAL OFFICER Began Serving: August 2014	Principal Occupation(s): Vice President, Financial Administration for Ultimus Fund Solutions, LLC (February 2019 to present).

Previous Position(s): Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019).

Martin R. Dean Birth Year: 1963 CHIEF COMPLIANCE OFFICER Began Serving: May 2019	Principal Occupation(s): Vice President, Director of Fund Compliance, Ultimus Fund Solutions, LLC (since January 2016), Chief Compliance Officer, First Western Funds Trust (since April 2016); Chief Compliance Officer, Cross Shore Discovery Fund (since June 2016); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (since November 2016); Chief Compliance Officer, Peachtree Alternative Strategies Fund (since January 2017); Chief Compliance Officer, Dupree Mutual Funds (since August 2017); Chief Compliance Officer, BondHouse Investment Trust (since September 2019).

Previous Position(s): Interim Chief Compliance Officer, Valued Advisers Trust (May 2019 to March 2020); and Chief Compliance Officer, Fenimore Asset Management Trust (May 2019 to February 2020).

Stephen L. Preston Birth Year: 1966 ANTI-MONEY LAUNDERING OFFICER Began Serving: December 2016	Principal Occupation(s): Chief Compliance Officer, Ultimus Fund Distributors, LLC (June 2011 to present).

Previous Position(s): Chief Compliance Officer, Ultimus Fund Solutions, LLC (June 2011 to August 2019).

Paul Leone Birth Year: 1963 SECRETARY Began Serving: June 2021	Principal Occupation(s): Vice President and Senior Counsel, Ultimus Fund Solutions, LLC (2020 to present).

Previous Position(s): Managing Director, Leone Law Office, P.C. (2019 to 2020); and served in the roles of Senior Counsel - Distribution and Senior Counsel - Compliance, Empower Retirement/Great-West Life & Annuity Ins. Co. (2015 to 2019).

Approval of Investment Advisory Agreement (Unaudited)

At a quarterly meeting of the Board of Trustees of Capitol Series Trust (“Trust”) held on December 9 and 10, 2020, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the renewal of the Investment Advisory Agreement (“Investment Advisory Agreement”) for an additional one-year period between the Trust and Canterbury Investment Management, LLC (“Canterbury”) with respect to the Canterbury Portfolio Thermostat Fund (the “Canterbury Fund” or the “Fund”), a series of the Trust.

Prior to the meeting, the Trustees received and considered information from Canterbury and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed renewal of the Investment Advisory Agreement between the Trust and Canterbury, including, but not limited to: Canterbury’s responses to counsel’s due diligence letter requesting information relevant to the approval of the Investment Advisory Agreement, which included responses to counsel’s supplemental requests; and peer group comparative expense and performance data provided by Broadridge (collectively, the “Support Materials”). The Trustees noted the completeness of the Support Materials that Canterbury provided, and reviewed such Support Materials at various times with Canterbury, Trust management, and counsel to the Independent Trustees. The Trustees also noted the discussions that had taken place with representatives of Canterbury, and considered additional information that Canterbury had provided regarding its services to the Canterbury Fund, including but not limited to: information regarding Canterbury’s investment philosophy and investment strategy; Canterbury’s development of innovations in investor tools; the firm’s investment in internal resources to support and promote the Canterbury Fund; the firm’s compliance culture; compensation of portfolio managers; trading practices; liability insurance; Canterbury’s financial statements; Canterbury’s profitability with respect to the Canterbury Fund; Canterbury’s marketing and distribution plans for the Fund; and other benefits that Canterbury derives from its relationship with the Fund. It was noted that the Expense Limitation Agreement previously in effect between Canterbury and the Canterbury Fund whereby Canterbury contractually committed to reduce its management fees and, if necessary, reimburse the Canterbury Fund’s operating expenses through August 31, 2020, as specified in the Expense Limitation Agreement had not been renewed beyond its expiration. This information, together with information provided to and reviewed by the Board concerning Canterbury and the Canterbury Fund since the Fund’s inception, formed the primary, but not exclusive, basis for the Board’s determinations.

Before voting to approve the renewal of the Investment Advisory Agreement, the Trustees reviewed the terms of Investment Advisory Agreement, as well as the Support Materials with Trust management and with counsel to the Independent Trustees. The Trustees also received, reviewed and discussed a memorandum from such counsel delineating each Trustee’s duty of care and duty of loyalty

Approval of Investment Advisory Agreement (Unaudited) (continued)

obligations and application of the fiduciary duty standards of Section 36(b) of the 1940 Act, all of which govern their consideration of the renewal of the Investment Advisory Agreement. In addition, the memorandum described the various factors that the U.S. Securities and Exchange Commission (“SEC”) and U.S. Courts over the years have suggested are appropriate for trustee consideration in the advisory agreement approval and renewal process, including the factors outlined in Gartenberg v. Merrill Lynch Asset Management Inc., 694 F.2d 923, 928 (2d Cir. 1982); cert. denied sub. nom. and Andre v. Merrill Lynch Ready Assets Trust, Inc., 461 U.S. 906 (1983).

In determining whether to approve the renewal of the Investment Advisory Agreement, the Trustees considered all factors they believed relevant with respect to the Canterbury Fund, including the following: (1) the nature, extent, and quality of the services to be provided by Canterbury; (2) the cost of the services to be provided and the profits to be realized by Canterbury from services rendered to the Trust and the Fund; (3) comparative fee and expense data for the Canterbury Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale would be realized as the Canterbury Fund grows and whether the proposed advisory fee for the Fund reflects these economies of scale for the Fund’s benefit; and (5) other financial benefits to Canterbury resulting from services to be rendered to the Canterbury Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

After having received and reviewed the Support Materials, as well as investment performance, compliance, operating, and distribution reports of the Canterbury Fund on a quarterly basis since the Fund’s inception, and having noted Canterbury’s presentation and the additional discussions with representatives of Canterbury that had occurred at various times, the Trustees determined that they had all of the information they deemed reasonably necessary to make an informed decision concerning the approval of the renewal of the Investment Advisory Agreement. The Trustees discussed the facts and factors relevant to the approval of the Investment Advisory Agreement, which incorporated and reflected their knowledge of Canterbury’s services provided to the Canterbury Fund. Based upon the Support Materials, Canterbury’s presentation and discussions with representatives of Canterbury, and performance, compliance, fee and expense and distribution information received on a quarterly basis since the Fund’s inception, the Board concluded that the overall arrangements between the Trust and Canterbury as set forth in the Investment Advisory Agreement are fair and reasonable in light of the services that Canterbury performs, the investment advisory fees that the Canterbury Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Canterbury provides under the Investment Advisory Agreement, noting that such services include but are not limited to the following: (1) investing the Canterbury Fund’s assets consistent with the

Approval of Investment Advisory Agreement (Unaudited) (continued)

Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Canterbury affects on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Canterbury Fund; (6) performing compliance services on behalf of the Canterbury Fund; and (7) engaging in marketing activities. The Trustees noted no changes to the services that Canterbury provides to the Canterbury Fund under the terms of the Investment Advisory Agreement. The Trustees considered Canterbury’s capitalization and its assets under management. The Trustees further considered the investment philosophy and investment industry experience of the portfolio managers, and noted the proprietary software and research algorithm developed by Canterbury and utilized to manage the Fund’s portfolio in accordance with its investment strategy. The Trustees also noted the Canterbury Fund’s performance compared to its benchmark index, including the fact that the Fund had underperformed its benchmark index for the one-, three- and six-month, one- and three-year, and since inception periods ended September 30, 2020. The Trustees also considered the Canterbury Fund’s performance compared to the Tactical Allocation Morningstar category and the custom Broadridge peer group, which was a subset of the Morningstar category with filters applied for actively managed, unaffiliated fund-of-funds and net assets. The Trustees noted that the Canterbury Fund underperformed the median of both the Tactical Allocation Morningstar category and the custom Broadridge peer group for the one- and three-year periods ended August 31, 2020. The Board further noted its extensive discussions with representatives of Canterbury regarding management of the Canterbury Fund’s adaptive portfolio strategy, performance of the Canterbury Fund and historical success in limiting drawdowns to normal bull market corrections. Based upon the foregoing, the Trustees concluded that they are satisfied with the nature, extent and quality of services that Canterbury provides to the Canterbury Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the annual management fee that the Canterbury Fund pays to Canterbury under the Investment Advisory Agreement, as well as Canterbury’s profitability from the services that it renders to the Fund, noting the said services were slightly unprofitable during the last fiscal year and were projected to be slightly profitable in the current fiscal year. The Trustees noted that, while a Rule 12b-1 Distribution Plan had been approved on behalf of the Investor Shares of the Canterbury Fund, Investor Shares were not currently offered for purchase. The Trustees also considered Canterbury’s commitment with respect to the Canterbury Fund and the growth of assets in the Fund over time.

Comparative Fee and Expense Data. The Trustees noted that the Canterbury Fund’s management fee was lower than the median and higher than the average gross management fee reported for the Tactical Allocation Morningstar peer group category. The Trustees noted that the Canterbury Fund’s management fee was lower than the median and average gross management fee reported for the

Approval of Investment Advisory Agreement (Unaudited) (continued)

custom Broadridge peer group. The Trustees then noted that the Canterbury Fund’s gross and net total expense ratios (reflected with and without the effect of fee waivers and expense reimbursements) were above the median and average gross and net total expense ratios reported for the same Morningstar peer group category. With regard to the custom Broadridge peer group, the Trustees noted that the Canterbury Fund’s gross total expense ratio was below the average and equal to the median gross total expense ratios reported for the peer group and that the Canterbury Fund’s net total expense ratio was above the median and below the average net total expense ratios reported for the peer group. They further considered the fees paid by Canterbury’s separately managed accounts and sub-advisory relationships to other accounts with similar investment objectives and strategies to that of the Fund, noting the differences in the services provided to these accounts compared to the services provided to the Canterbury Fund. In particular, they noted that Canterbury has additional responsibilities with respect to the Canterbury Fund, including compliance, reporting and operational responsibilities. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, or from one investment product to another, the Trustees concluded that Canterbury’s advisory fee continues to be reasonable.

Economies of Scale. The Trustees considered whether the Canterbury Fund may benefit from any economies of scale, but did not find that any material economies exist at this time. The Trustees also noted Canterbury’s view that that due to the Canterbury Fund’s low net asset total and Canterbury’s current unprofitability with respect to the Fund, fee breakpoints are not necessary or appropriate at this time.

Other Benefits. The Trustees noted that Canterbury does not utilize soft dollar arrangements with respect to portfolio transactions and does not use affiliated brokers to execute the Canterbury Fund’s portfolio transactions. The Trustees noted that Canterbury had confirmed that there were no economic or other benefits to the Adviser associated with the selection or use of any particular ETF providers for the Fund’s portfolio. The Trustees concluded that all things considered, Canterbury does not receive material additional financial benefits from services rendered to the Canterbury Fund.

Other Considerations. The Trustees also considered potential conflicts for Canterbury with respect to relationships forged with ETF providers. The Trustees noted that both they and Counsel have discussed with representatives of Canterbury their duty of loyalty relative to the selection of ETF providers and the conflicts that could develop relative to any relationship that Canterbury may form with a specific ETF provider. Based on the assurances and representations from Canterbury, the Trustees concluded that no conflict of interest currently exists that could adversely impact the Canterbury Fund.

FACTS	WHAT DOES CANTERBURY PORTFOLIO THERMOSTAT FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■     Social Security number

■     account balances and account transactions

■     transaction or loss history and purchase history

■     checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (844) 838-2121

Who we are
Who is providing this notice?	Canterbury Portfolio Thermostat Fund
Ultimus Fund Distributors, LLC (Distributor)
Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

■     open an account or deposit money

■     buy securities from us or sell securities to us

■     make deposits or withdrawals from your account or provide account information

■     give us your account information

■     make a wire transfer

■     tell us who receives the money

■     tell us where to send the money

■     show your government-issued ID

■     show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes — information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■     Canterbury Investment Management, LLC, the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■     The Fund does not share your personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund doesn’t jointly market.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (844) 838-2121 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (844) 838-2121 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Walter B. Grimm, Chairman
John C. Davis
David James
Lori Kaiser
Janet Smith Meeks
Mary M. Morrow

OFFICERS
Matthew J. Miller, Chief Executive Officer and President
Zachary P. Richmond, Chief Financial Officer and Treasurer
Martin R. Dean, Chief Compliance Officer
Paul Leone, Secretary

INVESTMENT ADVISER
Canterbury Investment Management, LLC
23 East Cedar Street
Zionsville, IN 46077

DISTRIBUTOR

Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
221 East 4th Street, Suite 2900 Cincinnati, OH 45202

LEGAL COUNSEL
Bernstein Shur
100 Middle Street, 6th Floor
Portland, ME 04104

CUSTODIAN
Huntington National Bank
41 South High Street
Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Ultimus Asset Services, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC
Member FINRA/SIPC

Canterbury-AR-21

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least two audit committee financial experts serving on its audit committee.

(a)(2) The audit committee financial experts are Lori Kaiser and John C. Davis, who are both “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Canterbury Portfolio Thermostat Fund:	FY 2021	$11,550
	FY 2020	$12,550

Guardian Dividend Growth Fund:	FY 2021	$11,550
	FY 2020	$11,550

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Canterbury Portfolio Thermostat Fund:	FY 2021	$0
	FY 2020	$0

Guardian Dividend Growth Fund:	FY 2021	$0
	FY 2020	$0

c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Canterbury Portfolio Thermostat Fund:	FY 2021	$3,700
	FY 2020	$3,700

Guardian Dividend Growth Fund:	FY 2021	$3,700
	FY 2020	$3,700

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Canterbury Portfolio Thermostat Fund:	FY 2021	$0
	FY 2020	$0

Guardian Dividend Growth Fund:	FY 2021	$0
	FY 2020	$0

(e)(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2) All of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant Adviser

FY 2021	$7,400	$0
FY 2020	$7,400	$0

(h)        Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of	Investments.

Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 13. Exhibits.

(a)(1) Code is filed herewith.

(a)(2) Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Capitol Series Trust

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date	7/06/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date	7/06/2021

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Chief Financial Officer

Date	7/06/2021